Exhibit 10.5

                      FIRST AMENDMENT TO SECURITY AGREEMENT

         THIS FIRST AMENDMENT TO SECURITY AGREEMENT ("AMENDMENT") dated July 2, 2003, is made and entered into on the terms and conditions hereinafter set forth, by and between FIND/SVP, INC., a New York corporation ("BORROWER"), and PETRA MEZZANINE FUND, L.P., a Delaware limited partnership ("LENDER").

                                    RECITALS:

         WHEREAS, Lender has made a term loan to Borrower in the original principal amount of $3,000,000.00 (the "LOAN"); and

         WHEREAS, as a condition to Lender making the Loan to Borrower, Borrower and Lender have entered into that certain Security Agreement (the "AGREEMENT") dated April 1, 2003, by and between Borrower and Lender, pursuant to which Borrower granted Lender a security interest in the Collateral for the purpose of securing the obligations of Borrower to Lender more particularly described therein; and

         WHEREAS, at Borrower's request, Lender has agreed to make an additional loan to Borrower in the original principal amount of $500,000.00 (the "ADDITIONAL LOAN"); and

         WHEREAS, Borrower and Lender desire to amend the Agreement to reflect that the Agreement secures the Additional Loan.

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. The Agreement is hereby amended in all respects necessary to reflect that it secures the Additional Loan.

         2. The definition of "Loan" in the Recitals of the Agreement is hereby amended in all respects necessary to reflect that it includes the Additional Loan.

         3. The definition of "Note" in the Recitals of the Agreement is hereby amended in all respects necessary to reflect that such term refers to (a) that certain Promissory Note dated April 1, 2003, in the amount of $3,000,000.00, made and executed by Borrower, payable to the order of Lender and (b) that certain Promissory Note dated July 2, 2003, in the amount of $500,000.00, made and executed by Borrower, payable to the order of Lender, together with any and all amendments, modifications, supplements, extensions, renewals, substitutions and/or replacements thereof.

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         4. Borrower represents and warrants that the representations and warranties set forth in SECTION 3 of the Agreement are true and correct and as of the date of this Amendment that no default or Event of Default exists under this Agreement or any other documents executed in connection therewith.

         5. Except as amended herein, the Agreement shall remain in full force and effect. This Amendment does not constitute a waiver of any default or Event of Default under the Agreement, whether or not Lender is aware of any such default or Event of Default.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment, or have caused this Amendment to be executed by their duly authorized officers or other representatives, as of the date first above written.

                                   BORROWER:

                                   FIND/SVP, INC.

                                   By: /s/ Peter Stone
                                       ------------------------------
                                   Title: Chief Financial Officer
                                          ---------------------------

                                                         LENDER:

                                   PETRA MEZZANINE FUND, L.P.

                                   By:  Petra Partners, LLC, its general partner

                                   By: /s/ Joseph D. O'Brien III
                                       ------------------------------
                                      Joseph D. O'Brien III,
                                      Managing Member